INVESTMENT MANAGEMENT

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Exhibit (d)(3)

EXPENSE LIMITATION AGREEMENT

VOYA FUNDS (FUND-LEVEL AND CLASS-LEVEL EXPENSES)

This EXPENSE LIMITATION AGREEMENT (the “Agreement”), effective as of the date set forth on Schedule A hereto (“Effective Date”), by and between Voya Investments, LLC (the “Investment Manager”) and each registered investment company or investment companies (each a “Registrant”) as set forth on Schedule A hereto (the “Registrant”). If the Registrant is a series fund investment company, then the Registrant is entering into this Agreement on behalf of, and this Agreement shall apply to, each series of the Registrant set forth on Schedule A hereto (each a “Fund,” collectively the “Funds”), as such schedule may be amended from time to time to add or delete series. If the Registrant is not a series fund investment company, then this Agreement shall apply to the Registrant, and the use of the terms “Fund” or “Funds” herein shall refer to the Registrant.

WHEREAS, the Registrant is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an investment company; and

WHEREAS, the Registrant and the Investment Manager desire that the provisions of this Agreement do not adversely affect a Fund’s status as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), do not interfere with a Fund’s ability to compute its taxable income under Code Section 852, do not adversely affect the status of the distributions a Fund makes as deductible dividends under Code Section 562, and do comply with the requirements of Revenue Procedure 99-40 (or any successor pronouncement of the Internal Revenue Service); and

WHEREAS, the Registrant and the Investment Manager have entered into an investment management agreement (the “Management Agreement”), pursuant to which the Investment Manager provides investment advisory services to each Fund; and

WHEREAS, the Registrant and the Investment Manager have determined that it is appropriate and in the best interests of the Funds and their shareholders to maintain the expenses of each Fund at or at a level below the level to which each such Fund might otherwise be subject.

NOW, THEREFORE, the parties hereto agree as follows:

1.Expense Limitation.

1.1Applicable Expense Limit. To the extent that the ordinary operating expenses, including but not limited to investment advisory fees payable to the Investment Manager, but excluding interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s Directors/Trustees who are not “interested persons,” as that term is defined in the 1940

Act, of the Investment Manager (the “Fund Operating Expenses”), incurred by a Fund, or a share class thereof, listed on Schedule A during any term of this Agreement (the “Term”) exceed the Operating Expense Limit, as defined in Section 1.2 below, for such Fund, or a share class thereof, for such Term, such excess amount (the “Excess Amount”) shall be the liability of the Investment Manager. As such, the Investment Manager may waive all or a portion of certain fees and/or reimburse expenses in amounts necessary so that after such waivers and/or reimbursements, the maximum total operating expense of the Fund, or each share class thereof, shall be as listed on Schedule A. For the purposes of this Agreement, leverage expenses shall mean fees, costs and expenses incurred by a Fund’s use of leverage (including, without limitation, expenses incurred by a Fund in creating, establishing and maintaining leverage through borrowings, reverse repurchase agreements, or the issuance of preferred shares, as applicable).

1.2Operating Expense Limit. The Operating Expense Limit in any Term with respect to each Fund, or a share class thereof, shall be the amount specified in Schedule A.

1.3Daily Computation. The Investment Manager, or a delegate thereof, shall determine on each business day whether the aggregate Term to date Fund Operating Expenses for any Fund, or any share class thereof, exceeds the Operating Expense Limit, as such Operating Expense Limit has been pro-rated to the date of such determination (the “Pro-Rated Expense Cap”). If, on any business day, the aggregate Term to date Fund Operating Expenses for any Fund, or any share class thereof, do not equal the Pro-Rated Expense Cap for that Fund, or share class thereof, the amount of such difference shall be netted against the previous day’s accrued amount for Excess Amounts (as defined below), and the difference shall be accrued for that day as an Excess Amount as applicable.

1.4Payment. At the end of each month, the accruals made pursuant to Section 1.3 above shall be netted, and the result shall be remitted by the Investment Manager to the Fund (pursuant to Section 1.1 above) if such netting results in an Excess Amount. Any such amounts remitted to a Fund, or repaid by a Fund, shall be allocated to the Fund, or among the Fund’s classes in accordance with the terms of the Fund’s Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, if such plan is in effect. Any payments made pursuant to Section 1.1 and this Section 1.4 may include waivers of (1) all or a portion of certain fees and/or reimbursements of expenses in amounts necessary so that after such waivers and/or reimbursements, the maximum total operating expense of the Fund and, as applicable, its share classes, shall be as listed on Schedule A and (2) Fund-level expenses, such as management fees, custodian fees, and other expenses related to the management of the Registrant’s assets which must be allocated proportionately among all classes, and waivers or reimbursements of share class-specific expenses, which may be waived or reimbursed at different amounts for individual share classes. The Registrant may offset amounts owed to a Fund pursuant to this Agreement against the Fund’s advisory fee payable to the Investment Manager.

2.Term and Termination. This Agreement shall have a term with respect to each Fund ending on the date indicated on Schedule A, as such schedule may be amended from time to time (“Termination Date”). This Agreement shall terminate with respect to a Fund upon termination of the Management Agreement with respect to such Fund, or it may be terminated by the Registrant, without payment of any penalty, upon written notice to the Investment Manager at its principal place of business.

3.Miscellaneous.

3.1Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

3.2Interpretation. Nothing herein shall be deemed to require the Registrant or a Fund to take any action contrary to the Registrant’s articles of incorporation, declaration of trust, or similar governing document, an applicable prospectus or statement of additional information, or any applicable statutory or regulatory requirement, or to relieve or deprive the Registrant’s Board of Directors/Trustees (the “Board”) of its responsibility and rights with respect to the Registrant or the Funds.

3.3Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment management fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Management Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Management Agreement or the 1940 Act.

3.4Amendments. This Agreement, including the applicable expense limits for a Fund as set forth on Schedule A, may be amended only by a written agreement signed by each of the parties hereto and such amendment is approved by the Board of the Registrant.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, as of the day and year below.

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

By: /s/ Kimberly A. Anderson		_________

Name: Kimberly A. Anderson
Title:	Senior Vice President
VOYA INVESTMENTS, LLC
By:	/s/ Todd Modic	_________
Name:	Todd Modic
Title:	Senior Vice President

January 1, 2026

AMENDED SCHEDULE A

to the

EXPENSE LIMITATION AGREEMENT VOYA FUNDS (CLASS-LEVEL EXPENSES)

OPERATING EXPENSE LIMIT

__________________

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA INTERMEDIATE BOND PORTFOLIO

Maximum Operating Expense Limit
		Termination	(as a percentage of average net assets)
Name of Fund	Effective Date			Share Classes
Date
			Adviser	I	S	S2

Voya	May 1, 2026	May 1, 2027	1.03%	0.53%	0.78%	0.93%
Intermediate

Bond Portfolio
		FYE: DECEMBER 31
		__________________
		REGISTRANT: VOYA INVESTORS TRUST

				Maximum Operating Expense Limit
		Termination		(as a percentage of average net assets)
Name of Fund	Effective Date				Share Classes
		Date
			Adviser	Institutional	R6	Service	Service 2

Voya Balanced	May 1, 2026	May 1, 2027	1.17%	0.57%	N/A	0.82%	0.97%
Income

Portfolio
Voya Global	May 1, 2026	May 1, 2027	1.09%	0.83%	N/A	1.08%	N/A
Perspectives

Portfolio1
Voya Inflation	May 1, 2026	May 1, 2027	1.19%	0.59%	N/A	0.84%	N/A
Protected Bond

Plus Portfolio
(formerly, VY®
BlackRock
Inflation
Protected Bond
Portfolio)
Voya Large	May 1, 2026	May 1, 2027	1.17%	0.67%	0.67%	0.92%	1.07%
Cap Growth

Portfolio
VY® CBRE	May 1, 2026	May 1, 2028	1.50%	0.90%	N/A	1.15%	1.30%
Global Real

Estate Portfolio
VY® Columbia	May 1, 2026	May 1, 2028	1.34%	0.74%	N/A	0.99%	1.14%
Real Estate

Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.79%	1.19%	N/A	1.44%	1.59%
Emerging

Markets Equity
Portfolio

1The maximum operating expense limit includes the acquired fund fees and expenses.

			Maximum Operating Expense Limit
Name of	Effective Date	Termination	(as a percentage of average net assets)
				Share Classes
Fund2		Date

			ADV	I

Voya	January 1,	May 1, 2027	1.07%	0.68%
Retirement	2026
Aggressive
Portfolio
(formerly,
Voya
Retirement
Growth
Portfolio)
Voya	May 1, 2026	May 1, 2027	0.92%	0.67%
Retirement
Conservative
Portfolio
Voya	January 1,	May 1, 2027	1.00%	0.66%
Retirement	2026
Moderate
Portfolio

2The operating expense limits set out above apply at the Fund Level and include expenses of the underlying investment companies in which the Portfolios invest.

Voya	January 1,	May 1, 2027	1.04%	0.65%
Retirement	2026
Moderately
Aggressive
Portfolio
(formerly,
Voya
Retirement
Moderate
Growth
Portfolio)

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA PARTNERS, INC.

			Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination Date	(as a percentage of average net assets)

					Share Classes

			Adviser	Initial	R6	Service	Service 2

Voya Global Bond	May 1, 2026	May 1, 2027	1.17%	0.67%	N/A	0.92%	N/A

Portfolio
Voya Global	May 1, 2026	May 1, 2027	1.30%	0.80%	N/A	1.05%	1.20%

Insights Portfolio
Voya International	May 1, 2026	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%

High Dividend Low
Volatility Portfolio
VY® American	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%
Century Small-Mid
Cap Value Portfolio
VY® Baron Growth	May 1, 2026	May 1, 2028	1.49%	0.99%	0.99%	1.24%	1.39%
Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.20%	0.70%	N/A	0.95%	N/A
Contrarian
Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%
Small Cap Value II
Portfolio
VY® Invesco	May 1, 2026	May 1, 2027	1.22%	0.72%	N/A	0.97%	N/A
Comstock Portfolio

VY® Invesco	May 1, 2026	May 1, 2027	1.14%	0.64%	N/A	0.89%	1.04%
Equity and Income
Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%
Mid Cap Value
Portfolio
					Maximum Operating Expense Limit
Name of Fund		Effective Date	Termination Date		(as a percentage of average net assets)

						Share Classes

				Adviser	Initial	R6	Service	Service 2

VY® T. Rowe Price		May 1, 2026	May 1, 2027	1.30%	0.80%	0.80%	1.05%	1.20%
Diversified Mid
Cap Growth
Portfolio

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya	May 1,	May 1, 2027	1.22%	0.72%	N/A	0.97%	1.12%	N/A
	2026
Solution

2030
Portfolio3
Voya	May 1,	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A
	2026
Solution

2035
Portfolio3
Voya	May 1,	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A
	2026
Solution

2040
Portfolio3
Voya	May 1,	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%	N/A
	2026
Solution

2045
Portfolio3
Voya	May 1,	May 1, 2027	1.26%	0.76%	N/A	1.01%	1.16%	N/A
	2026
Solution

2050
Portfolio3

3The maximum operating expense limit includes acquired fund fees and expenses.

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2055
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2060
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2065
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2070
Portfolio3
Voya	May 1,	May 1, 2028	1.27%	0.77%	0.77%	1.02%	1.17%	N/A
	2026
Solution

Aggressive
Portfolio3
Voya	May 1,	May 1, 2027	1.25%	0.75%	0.75%	1.00%	1.15%	N/A
	2026
Solution

Balanced
Portfolio3
Voya	May 1,	May 1, 2027	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
	2026
Solution

Conservative
Portfolio3
Voya	May 1,	May 1, 2027	1.18%	0.68%	N/A	0.93%	1.08%	N/A
	2026
Solution

Income
Portfolio3
Voya	January 1,	May 1, 2028	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
	2026
Solution

Moderately
Aggressive
Portfolio3
			FYE: DECEMBER 31
			__________________
		REGISTRANT: VOYA VARIABLE FUNDS

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date

			Adviser	I	S	S2

Voya	May 1,	May 1, 2027	1.27%	0.67%	0.92%	1.07%
Growth and	2026
Income
Portfolio

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PORTFOLIOS, INC.

				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya Global	May 1, 2026	May 1, 2027	1.10%	0.60%	N/A	0.85%	1.00%
High Dividend
Low Volatility
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	1.05%	0.55%	N/A	0.80%	N/A
LargeCap
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
MidCap Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
SmallCap
Portfolio
Voya	May 1, 2026	May 1, 2027	0.95%	0.45%	N/A	0.70%	0.85%
International
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap
Growth Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Large Cap Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap Value
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2028	N/A	0.40%	N/A	0.65%	0.80%
Mid Cap Growth
Index Portfolio

Voya Russell™	May 1, 2026	May 1, 2028	0.90%	0.40%	N/A	0.65%	0.80%
Mid Cap Index
Portfolio
				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	0.83%
Small Cap Index
Portfolio
Voya Small	May 1, 2026	May 1, 2027	1.36%	0.86%	0.86%	1.11%	N/A
Company
Portfolio
Voya U.S. Bond	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Index Portfolio

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PRODUCTS TRUST

				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya MidCap	May 1, 2026	May 1, 2027	1.32%	0.82%	0.82%	1.07%	1.22%
Opportunities
Portfolio
Voya SmallCap	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%
Opportunities
Portfolio

AMENDED SCHEDULE A

to the

EXPENSE LIMITATION AGREEMENT VOYA FUNDS (CLASS-LEVEL EXPENSES)

OPERATING EXPENSE LIMIT

__________________

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA INTERMEDIATE BOND PORTFOLIO

Maximum Operating Expense Limit
		Termination	(as a percentage of average net assets)
Name of Fund	Effective Date			Share Classes
Date
			Adviser	I	S	S2

Voya	May 1, 2026	May 1, 2027	1.03%	0.53%	0.78%	0.93%
Intermediate

Bond Portfolio

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		FYE: DECEMBER 31
		__________________
		REGISTRANT: VOYA INVESTORS TRUST

				Maximum Operating Expense Limit
		Termination		(as a percentage of average net assets)
Name of Fund	Effective Date				Share Classes
		Date
			Adviser	Institutional	R6	Service	Service 2

Voya Large	May 1, 2026	May 1, 2027	1.27%	0.67%	0.67%	0.92%	1.07%
Cap Growth

Portfolio
VY® CBRE	May 1, 2026	May 1, 2028	1.50%	0.90%	N/A	1.15%	1.30%
Global Real

Estate Portfolio
VY® Columbia	May 1, 2026	May 1, 2028	1.34%	0.74%	N/A	0.99%	1.14%
Real Estate

Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.79%	1.19%	N/A	1.44%	1.59%
Emerging

Markets Equity
Portfolio

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			Maximum Operating Expense Limit
Name of	Effective	Termination	(as a percentage of average net assets)
				Share Classes
Fund4	Date	Date
			ADV	I

Voya	January 1,	May 1, 2027	1.07%	0.68%
Retirement	2026
Aggressive
Portfolio
(formerly,
Voya
Retirement
Growth
Portfolio)
Voya	May 1, 2026	May 1, 2027	0.92%	0.67%
Retirement
Conservative
Portfolio
Voya	January 1,	May 1, 2027	1.00%	0.66%
Retirement	2026
Moderate
Portfolio
Voya	January 1,	May 1, 2027	1.04%	0.65%
Retirement	2026
Moderately
Aggressive
Portfolio
(formerly,
Voya
Retirement
Moderate
Growth
Portfolio)
Name of Fund5	Maximum Operating Expense Limit
(as a percentage of average net assets)

Share Classes

4The operating expense limits set out above apply at the Fund Level and include expenses of the underlying investment companies in which the Portfolios invest.

5This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.

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	A	I	R	R3
Voya Balanced Income Fund
(formerly, Voya Balanced Income Portfolio)	0.82%	0.57%	1.07%	0.82%
Term Expires May 1, 2028

Voya Inflation Protected Bond Plus Fund (formerly¸
Voya Inflation Protected Bond Plus Portfolio)	0.70%	0.45%	0.95%	0.70%
Term Expires May 1, 2028

Effective Date:	July 17, 2026, to change the share classes and expense limits for Voya
Balanced Income Fund (formerly, Voya Balanced Income Portfolio) and
Voya Inflation Protected Bond Plus Fund (formerly¸ Voya Inflation
Protected Bond Plus Portfolio.

\\iam.intranet\dept$\FUNDS\Legal Admin\Contracts\Expense Limitation\All Funds - ELA Simplification\4-Word\Class Specific with MCP - ELA\FYE 12.31 ELA Sched A_ Class Specific with MCP 25-1113F.docx

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA PARTNERS, INC.

			Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination Date	(as a percentage of average net assets)

					Share Classes

			Adviser	Initial	R6	Service	Service 2

Voya Global Bond	May 1, 2026	May 1, 2027	1.17%	0.67%	N/A	0.92%	N/A

Portfolio
Voya International	May 1, 2026	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%

High Dividend Low
Volatility Portfolio
VY® American	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%
Century Small-Mid
Cap Value Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.20%	0.70%	N/A	0.95%	N/A
Contrarian
Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%
Small Cap Value
and Inflection
Portfolio
VY® Invesco	May 1, 2026	May 1, 2027	1.22%	0.72%	N/A	0.97%	N/A
Comstock Portfolio

VY® Invesco	May 1, 2026	May 1, 2027	1.14%	0.64%	N/A	0.89%	1.04%
Equity and Income
Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%
Mid Cap Value
Portfolio
VY® T. Rowe Price	May 1, 2026	May 1, 2027	1.30%	0.80%	0.80%	1.05%	1.20%
Diversified Mid
Cap Growth
Portfolio

\\iam.intranet\dept$\FUNDS\Legal Admin\Contracts\Expense Limitation\All Funds - ELA Simplification\4-Word\Class Specific with MCP - ELA\FYE 12.31 ELA Sched A_ Class Specific with MCP 25-1113F.docx

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya	May 1,	May 1, 2027	1.22%	0.72%	N/A	0.97%	1.12%	N/A
	2026
Solution

2030
Portfolio6
Voya	May 1,	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A
	2026
Solution

2035
Portfolio3
Voya	May 1,	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A
	2026
Solution

2040
Portfolio3
Voya	May 1,	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%	N/A
	2026
Solution

2045
Portfolio3
Voya	May 1,	May 1, 2027	1.26%	0.76%	N/A	1.01%	1.16%	N/A
	2026
Solution

2050
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2055
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2060
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2065
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2070
Portfolio3

6The maximum operating expense limit includes acquired fund fees and expenses.

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				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya	May 1,	May 1, 2028	1.27%	0.77%	0.77%	1.02%	1.17%	N/A
	2026
Solution

Aggressive
Portfolio3
Voya	May 1,	May 1, 2027	1.25%	0.75%	0.75%	1.00%	1.15%	N/A
	2026
Solution

Balanced
Portfolio3
Voya	May 1,	May 1, 2027	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
	2026
Solution

Conservative
Portfolio3
Voya	May 1,	May 1, 2027	1.18%	0.68%	N/A	0.93%	1.08%	N/A
	2026
Solution

Income
Portfolio3
Voya	January 1,	May 1, 2028	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
	2026
Solution

Moderately
Aggressive
Portfolio3

					Maximum Operating Expense Limit
					(as a percentage of average net assets)

						Share Classes
Name of Fund*
					A	I	R	R3

Voya Global Insights Fund					1.05%	0.80%	1.30%	1.20%
(formerly, Voya Global Insights Fund)
Initial Term Expires May 1, 2028

Effective Date: July 17, 2026, to change the share classes of Voya Global Insights Fund (formerly, Voya Global Insights Portfolio) and remove VY® Baron Growth Portfolio.

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			FYE: DECEMBER 31
			__________________
		REGISTRANT: VOYA VARIABLE FUNDS

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date

			Adviser	I	S	S2

Voya	May 1,	May 1, 2027	1.27%	0.67%	0.92%	1.07%
Growth and	2026
Income
Portfolio

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FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PORTFOLIOS, INC.

				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya Global	May 1, 2026	May 1, 2027	1.10%	0.60%	N/A	0.85%	1.00%
High Dividend
Low Volatility
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	1.05%	0.55%	N/A	0.80%	N/A
LargeCap
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
MidCap Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
SmallCap
Portfolio
Voya	May 1, 2026	May 1, 2027	0.95%	0.45%	N/A	0.70%	0.85%
International
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap
Growth Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Large Cap Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap Value
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2028	N/A	0.40%	N/A	0.65%	0.80%
Mid Cap Growth
Index Portfolio

Voya Russell™	May 1, 2026	May 1, 2028	0.90%	0.40%	N/A	0.65%	0.80%
Mid Cap Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	0.83%
Small Cap Index
Portfolio

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				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya Small	May 1, 2026	May 1, 2027	1.36%	0.86%	0.86%	1.11%	N/A
Company
Portfolio
Voya U.S. Bond	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Index Portfolio

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FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PRODUCTS TRUST

				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya MidCap	May 1, 2026	May 1, 2027	1.32%	0.82%	0.82%	1.07%	1.22%
Opportunities
Portfolio
Voya SmallCap	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%
Opportunities
Portfolio

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